Exhibit 99(b)


                      ADVANCED COMMUNICATION SYSTEMS, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


                              BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Advanced Management Incorporated ("AMI"), as described below.

Effective January 31, 1998, Advanced Communication Systems, Inc. ("ACS"), acquired all of the outstanding common stock of AMI in exchange for $19.5 million in cash. The acquisition has been accounted for as a purchase, and accordingly, the total purchase price has been allocated among the acquired assets in accordance with the provisions of Accounting Principles Board Opinion No. 16. The excess of the purchase price over the net fair market value of the assets acquired is being classified as intangible assets, including goodwill and customer relationship, which will be amortized over their useful lives ranging from 16 to 40 years. Prior to this, the Company had acquired RF Microsystems, Inc.("RFM") in August 1997 and Integrated Systems Control, Inc. ("ISC") in November 1997.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997, has been prepared to reflect the acquisition of AMI as if it had occurred on December 31, 1997, by combining the consolidated balance sheet of ACS as of December 31, 1997, with the balance sheet of AMI as of December 31, 1997. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1997, with appropriate adjustments, has been prepared by combining the consolidated statement of operations of ACS for the period ended September 30, 1997, with the historical results of operations of RFM for the nine months ended June 30, 1997, the audited statement of income of ISC for the twelve months ended September 30,1997, and with the statement of operations of AMI for the twelve months ended December 31, 1997, to reflect the acquisitions of AMI, ISC and RFM as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed consolidated statement of operations for the six months ended March 31, 1998, with appropriate adjustments, has been prepared by combining the consolidated statement of operations of ACS for the six months ended March 31, 1998, with the historical pre-acquisition results of operations of AMI for the four months beginning October 1, 1997 through January 31, 1998, to reflect the acquisition of AMI as if it had occurred at the beginning of the period presented.

The unaudited pro forma condensed consolidated financial statements have been prepared by the ACS's management and should be read in conjunction with the historical financial statements of ACS and AMI and the related notes thereto. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the dates specified, or of the future results of the combined companies. The pro forma adjustments are based upon available information and certain adjustments that the management of ACS believes are reasonable. In the opinion of ACS's management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1997
                                 (in thousands)
                                   (Unaudited)

                                                ACS         AMI         Pro Forma   Pro Forma
                                             Historical  Historical(1) Adjustments   Combined
                                             ----------  ----------    ----------   ----------

                                     ASSETS
Current assets:
Cash and cash equivalents ..................   $    251   $    813   $   --         $  1,064
Contract receivables .......................     22,713      5,016       --           27,729
Other receivables ..........................        151       --         --              151
Income taxes receivable ....................        309       --         --              309
Inventories ................................        614       --         --              614
Prepaid expenses ...........................        349        182       --              531
                                                --------   --------    --------     --------
   Total current assets ....................     24,387      6,011       --           30,398
                                                --------   --------    --------     --------
Property and equipment, net ................      4,792         98       --            4,890
Other assets:
Other related party receivables ............        118       --         --              118
Investments-available for sale .............       --        6,175     (6,175)          --
Software development costs, net ............      1,155       --         --            1,155
Goodwill, net ..............................      2,839       --       15,194 (3)     18,033
Long-term deferred tax asset ...............        147       --         --              147
Other assets ...............................        201         20       --              221
                                                --------   --------    --------     --------
   Total other assets ......................      4,460      6,195      9,019         19,674
                                                --------   --------    --------     --------
      Total assets .........................   $ 33,639   $ 12,304   $  9,019       $ 54,962
                                                ========   ========    ========     ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt ..........   $  1,964    $  --     $   --         $  1,964
Accounts payable ...........................      2,137        486       --            2,623
Accrued expenses ...........................      7,827        837        400(4)       9,064
Billings in excess of revenue ..............        243       --         --              243
Contract contingency allowance .............       --          100       --              100
                                                --------   --------    --------     --------
    Total current liabilities ..............     12,171      1,423        400         13,994
Long-term debt .............................      2,512       --       19,500(4)      22,012
Deferred income taxes ......................      1,141       --         --            1,141
                                                --------   --------    --------     --------
    Total liabilities ......................     15,824      1,423     19,900         37,147
                                                                       (6,175)(2)
Total stockholders' equity .................     17,815     10,881     (4,706)(5)     17,815
                                                --------   --------    --------     --------
   Total liabilities and stockholders'
     equity ................................   $ 33,639    $ 12,304  $  9,019       $ 54,962
                                                ========   ========    ========     ========



    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                                DECEMBER 31, 1997



(1) Information obtained from the December 31, 1997 audited balance sheet of AMI.

(2) Reflects assets distributed to the stockholder of AMI prior to the acquisition.

(3) Reflects intangible assets, including goodwill and customer relationship, originating from the purchase of all of the outstanding stock of AMI and represents the allocation of the excess purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and the liabilities assumed to their respective fair market values.

(4) Reflects the borrowings under a bank line of credit facility to fund the acquisition and represents the cash consideration paid for AMI. In addition, $400,000 of incremental costs, primarily investment banking, legal and accounting fees, were incurred directly related to the acquisition and are shown as a pro forma adjustment to accrued expenses and the purchase price.

(5) Eliminates the equity of AMI upon consolidation with ACS.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1997
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                                        Pro Forma      Pro Forma
                                           Company (1)   RFM (2)    ISC (3)   AMI(4)  Adjustments (5)   Combined
                                          -----------   -------    -------   -------  --------------    --------
Revenues.................................   $52,194      $4,614    $12,180   $23,165     (3,533) (6)    $88,620

Direct Costs.............................    37,687       3,237      6,505    14,794     (1,898) (6)     60,325

Indirect, general and
  administrative expenses................    11,128       1,150      4,975     4,720       (521) (7)     21,452

Write-off of acquired
  in-process R & D costs.................     1,910         -            -       -        (1,910)(8)         -
                                            --------    --------   --------  --------    --------       --------
Income from operations...................     1,469         227        700     3,651         796          6,843

Interest expense.........................      (136)        -         (218)       (1)     (1,692)(9)     (2,047)

Other income, net........................       153         -            -     1,219      (1,219)(10)       153
                                            --------    --------   --------  --------    --------       --------
Income before taxes......................     1,486         227        482     4,869      (2,115)         4,949

Pro forma tax provision (benefit)........       571          92        183     1,850        (813)(11)     1,883
                                            --------    --------   --------  --------    --------       --------

Pro forma net income.....................      $915        $135       $299    $3,019     ($1,302)        $3,066
                                            ========    ========   ========  ========    ========       ========

Pro forma net income per share - basic...     $0.20                                                       $0.59

Pro forma net income per share - diluted.     $0.19                                                       $0.58

Pro forma weighted average shares
  outstanding - basic....................     4,682                                          475 (12)     5,157

Pro forma weighted average shares
  outstanding - diluted..................     4,767                                          475 (12)     5,242


 The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997


(1) Represents the historical results of operations of the Company.

(2) Represents the historical results of operations of RFM for the nine months ended June 30, 1997.

(3) Represents the historical results of operations, derived from the audited statement of income of ISC for the twelve months ended September 30, 1997.

(4) Represents the historical results of operations, derived from the audited statement of income of AMI for the year ended December 31, 1997.

(5) Gives effect to the acquisition of AMI, ISC and RFM assuming such transactions had occurred on October 1, 1996 and the exclusion of a one-time charge reflecting the write-off of acquired in-process research and development costs in connection with the acquisition of RFM totaling $1.9 million.

(6) Elimination of intercompany transactions between the Company and RFM and ISC.

(7) Reflects (a) elimination of intercompany transactions between the Company and RFM and ISC of $1,438,000, (b) increase in amortization of intangible assets, principally goodwill, totaling $552,000 resulting from the acquisitions of AMI, ISC and RFM and (c) an increase in indirect expenses totaling $365,000 relating to additional compensation of $65,000 payable pursuant to employment contracts with key employees and corporate allocation of $300,000 of costs previously billable under cost-plus contracts which are no longer billable under time-and-materials contracts.

(8) Reflects the reversal of the write-off of acquired in-process research and development costs.

(9) Represents the increase in interest expense due to the borrowings under the credit facility used for the acquisition of AMI.

(10) Represents the elimination of interest and investment income relating to assets distributed to the stockholder of AMI prior to the AMI acquisition.

(11) Represents the tax effect of the pro forma adjustments.

(12) Reflects the issuance of 475,000 shares of the Company's common stock in exchange for all of the outstanding common stock of ISC.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 1998
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                          Pro Forma       Pro Forma
                                           Company (1)       AMI (2)     Adjustments(3)   Combined
                                           -----------     --------    ----------------    --------
Revenues................................     $32,550         $8,085         $  -            $40,635

Direct Costs............................      20,990          4,970            -             25,960

Indirect, general and
  administrative expenses...............       8,821          2,210          305 (4)         11,336
                                            --------        --------     --------           --------
Income from operations..................       2,739            905         (305)             3,339

Interest expense........................        (378)             -         (564)(5)           (942)

Other income, net.......................          15          1,065       (1,065)(6)             15
                                             --------       --------     --------           --------
Income before taxes.....................       2,376          1,970       (1,934)             2,412

Pro forma tax provision (benefit).......         879            729         (716)(7)            892
                                             --------       --------     --------           --------

Pro forma net income....................      $1,497         $1,241      ($1,218)            $1,520
                                             ========       ========     ========           ========

Pro forma net income per share-basic....       $0.23                                          $0.24

Pro forma net income per share-diluted..       $0.23                                          $0.23

Pro forma weighted average shares
  outstanding-basic.....................       6,438                                          6,438

Pro forma weighted average shares
       outstanding-diluted..............       6,558                                          6,558

    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 1998


(1) Represents the historical results of the operations of the Company.

(2) Represents the historical pre-acquisition results of operations of AMI for the four month period beginning October 1, 1997, through January 31, 1998.

(3) Adjustments to reflect the Company's acquisitions as if they had occurred on October 1, 1997.

(4) Includes the amortization of intangible assets ($181,000), principally goodwill, resulting from the acquisition and reflects an increase in indirect expenses relating to additional compensation ($22,000) payable pursuant to employment contracts with key employees and corporate allocation ($102,000) of costs, previously billable under cost-plus contracts, which are no longer billable under time-and-material contracts.

(5) Represents the increase in interest expense due to the borrowings under the credit facility used for the acquisition of AMI.

(6) Represents the elimination of interest and investment income relating to assets distributed to the stockholder of AMI prior to the acquisition.

(7) Represents the tax effect of the pro forma adjustments.